UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 9, 2005


                           TITANIUM METALS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                                  0-28538                13-5630895
--------------------------------------------------------------------------------
(State or other jurisdiction             (Commission            (IRS Employer
 of incorporation)                        File Number)       Identification No.)


1999 Broadway, Ste. 4300, Denver, Colorado                            80202
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code                (303) 296-5600
                                                 -------------------------------


 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01       Regulation FD Disclosure.

     The registrant hereby furnishes the information set forth in the press release issued on August 9, 2005, a copy of which is attached hereto as Exhibit
99.1 and incorporated herein by reference.

     The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.



Item 9.01       Financial Statements and Exhibits.

       (c) Exhibits.

           Item No.          Exhibit Index
           --------          ---------------------------------------------------
           99.1     Press Release dated August 9, 2005 issued by the Registrant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  TITANIUM METALS CORPORATION
                                  (Registrant)

                                  /s/ Matthew O'Leary
                                  Matthew O'Leary
                                  Corporate Attorney and Assistant Secretary



Date: August 10, 2005

                                INDEX TO EXHIBITS

Exhibit No.                Description
----------                 -----------------------------------------------------
99.1                       Press Release dated August 9, 2005.

                                                                   EXHIBIT 99.1
                                  PRESS RELEASE

FOR IMMEDIATE RELEASE:                               CONTACT:

Titanium Metals Corporation                          Bruce P. Inglis
1999 Broadway, Suite 4300                            Vice President - Finance
Denver, Colorado 80202                                 and Corporate Controller
                                                     (303) 296-5600


                     TIMET ANNOUNCES 2-FOR-1 STOCK SPLIT AND
              DECLARES DIVIDEND ON 6-3/4% SERIES A PREFERRED STOCK



     DENVER, COLORADO . . . August 9, 2004 . . . Titanium Metals Corporation ("TIMET" or the "Company") (NYSE: TIE) announced today that its Board of Directors has approved a two-for-one split of TIMET's common stock, $.01 par value per share. The stock split will be effected in the form of a stock dividend. The Record Date for the stock split has been set as the close of business on Thursday, August 25, 2005. Holders of record on the Record Date will receive one additional share for each share held on that date. The additional shares will be distributed on Tuesday, September 6, 2005 by the Company's transfer agent American Stock Transfer and Trust Company, and the shares are expected to trade on a post-split basis on Wednesday, September 7, 2005.

     As a result of the stock split, the conversion rate of the Company's 6 3/4 % Series A Preferred Stock will be changed to three and one-third shares of common stock for each share of Series A Preferred Stock, and the conversion rate of the of 6 5/8% Convertible Preferred Securities, Beneficial Unsecured Convertible Securities (BUCS) issued by TIMET Capital Trust I will be changed to
1.339 shares of common stock for each BUCS.

     TIMET also announced that its board of directors has declared a quarterly dividend of $0.84375 per share on its 6-3/4% Series A Preferred Stock, payable on September 15, 2005 to stockholders of record as of the close of business on September 1, 2005.

     TIMET, headquartered in Denver, Colorado, is a leading worldwide producer of titanium metal products. Information on TIMET is available on its website at www.timet.com.


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